UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ANAVEX LIFE SCIENCES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if

other than the Registrant)

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ANAVEX LIFE SCIENCES CORP.

51 W 52nd Street, 7th Floor, New York, NY 10019

Dear Stockholder:

You are invited to attend the 2019 Annual Meeting of Stockholders of Anavex Life Sciences Corp. which will be held on Friday, April 5, 2019, 10:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. The proxy statement contains information on matters to be voted upon at the 2019 Annual Meeting of Stockholders or any adjournments of that meeting. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully. Please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

The proxy statement is dated February    , 2019 and is being first mailed to stockholders of Anavex Life Sciences Corp. on or about February    , 2019. The Proxy Statement and 2018 Annual Report, as amended, are available at http://www.viewproxy.com/Anavex/2019.

We look forward to your continued support.

Sincerely,
/s/ Christopher Missling, PhD.
Christopher Missling, PhD.
Chief Executive Officer and
Chairman of the Board of Directors

February , 2019

PROXY STATEMENT FOR THE

2019 Meeting OF STOCKHOLDERS

      Anavex Life Sciences Corp. (“we,” “us,” “our,” “Anavex,” or the “Company”) is providing these proxy materials in connection with the 2019 Annual Meeting of Stockholders of Anavex Life Sciences Corp. (the “2019 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2019 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2019 MEETING

Q:	When and where is the 2019 Meeting?

A:

The 2019 Meeting is being held at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, at 10:00 a.m., local time on Friday, April 5, 2019. Driving directions to the 2019 Meeting may be obtained by contacting K&L Gates, counsel to the Company at 212.536.3900.

Q:	Who is entitled to vote at the 2019 Meeting?

A:

Holders of Anavex Life Sciences Corp. common stock, par value $0.001 per share (“Common Stock”), at the close of business on February 6, 2019, the record date for the 2019 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2019 Meeting (the “Meeting Notice”), and to vote their shares at the 2019 Meeting and any related adjournments or postponements. The Meeting Notice, proxy statement and form of proxy are first expected to be made available to stockholders on or about February     , 2019.

As of the close of business on the Record Date, there were shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one vote per share at the 2019 Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2019 Meeting, there are a total of possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the 2019 Meeting?

A:	Admission to the 2019 Meeting is limited to:

•	stockholders as of the close of business on the Record Date, February 6, 2019;

•	holders of valid proxies for the 2019 Meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2019 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name.

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If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card as Appendix A to this proxy statement for you to use. If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2019 Meeting?

A:	The presence in person or by proxy of at least one third (33.3%) of the issued and outstanding shares entitled to vote at the 2019 Meeting constitutes a quorum. Your shares will be counted as present at the 2019 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2019 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2019 Meeting?

The stockholders will vote on the following proposals:

•	Proposal 1. Election of Directors. To elect six (6) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

•	Proposal 2. Approval of Preferred Stock. To authorize the amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of preferred stock of the Company, par value $0.001.

•	Proposal 3. Approval of the 2019 Omnibus Incentive Plan. To approve the Company’s 2019 Omnibus Incentive Plan.

•	Proposal 4. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

•	Proposal 1. Election of Directors. Each of the six (6) nominees who receives the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

•	Proposal 2. Approval of Preferred Stock. An amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of blank check preferred stock of the Company, par value $0.001 will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment.

•	Proposal 3. Approval of the 2019 Omnibus Incentive Plan. The 2019 Omnibus Incentive Plan will be approved upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

•	Proposal 4. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, BDO USA, LLP, will be ratified upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

•	“FOR” the six (6) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

•	“FOR” the amendment of our Articles of Incorporation to authorize up to 10,000,000 shares of blank check preferred stock of the Company, par value $0.001; and

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•	“FOR” the approval of the 2019 Omnibus Incentive Plan; and

•	“FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm.

Q:	How do I vote?

A:	You may vote by any of the following methods:

•	In Person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the 2019 Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.

•	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.

•	By internet or telephone. You may also vote over the internet at www.AALVote.com/AVXL or vote by telephone at 866.804.9616. Please see your proxy card for voting instructions.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer, or by submitting another proxy card before the conclusion of the 2019 Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:

The election of directors (“Proposal 1”), the approval of the amendment of our Articles of Incorporation to authorize up to 10,000,000 shares of blank check preferred stock of the Company, par value $0.001 (“Proposal 2”), the approval of the 2019 Omnibus Incentive Plan (“Proposal 3”) are considered to be non-routine matters under applicable rules. The ratification of BDO USA, LLP as the Company’s independent registered public accounting firm (“Proposal 4”) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2 and 3.

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Q:	Could other matters be decided at the 2019 Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2019 Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2019 Meeting for consideration, the proxy holders for the 2019 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:

We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. We have engaged a proxy solicitation firm, Alliance Advisors, to assist us in soliciting proxies, and we will pay the fees related to the solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	What should I do if I have questions regarding the 2019 Meeting?

A:	If you have any questions about the 2019 Meeting or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at 844.689.3939.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General

At the 2019 Meeting, a board of six directors will be elected, each to hold office until the succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees appears below. Management does not anticipate that any of the persons named below will be unable or unwilling to stand for election. All of the Board’s nominees are incumbent directors of the Company.

Information Concerning Director Nominees

Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below:

Christopher Missling, PhD. Christopher Missling, age 53, has over 20 years of healthcare industry experience in the big pharmaceutical, biotech and investment banking industries. Most recently, from March, 2007 until 2013, Dr. Missling served as the head of healthcare investment banking at Brimberg & Co. in New York, New York. Also, Dr. Missling served as the Chief Financial Officer of Curis, Inc. (NASDAQ:CRIS) and ImmunoGen, Inc. (NASDAQ:IMGN). Dr. Missling earned his MS and PhD from the University of Munich and an MBA from Northwestern University Kellogg School of Management and WHU Otto Beisheim School of Management. He has served as Chairman of the Board of Directors of the Company since July 5, 2013.

Athanasios Skarpelos. Athanasios (Tom) Skarpelos, age 52, is a self-employed investor with 20 years of experience working with private and public companies. For the past 12 years, he has been focused on biotechnology companies involved in drug discovery and drug development projects. His experience has led to relationships with researchers at academic institutes in Europe and North America. Mr. Skarpelos is a founder of Anavex. He has served as a director of the Company since January 9, 2013.

Elliot Favus, MD. Elliot Favus, age 44, is Chief Executive Officer of Favus Institutional Research, a healthcare research firm serving institutional investors. He has been a healthcare equity research analyst on Wall Street since 2006, starting at Lazard Capital Markets and subsequently at Och-Ziff Capital Management Group. Prior to working on Wall Street, Dr. Favus was an Instructor in medicine at Mount Sinai School of Medicine in New York. He attended the University of Michigan (BA, 1996), the University of Chicago Pritzker School of Medicine (MD, 2001) and the NYU-Bellevue Hospital Internal Medicine Residency Program (2004). He is board-certified in Internal Medicine (2004) and has 10 years of basic science laboratory experience working on human genetics projects at Harvard Medical School, the University of Chicago and the University of Pittsburgh. He has served as a director of the Company since May 7, 2014.

Steffen Thomas, PhD. Steffen Thomas, age 53, has over 15 years of experience as a European patent attorney and is currently practicing at Epping Hermann Fischer, a major intellectual property law firm in Europe. Previously, Dr. Thomas worked for Japan-based Takeda Pharmaceutical Company, the largest pharmaceutical company in Asia and a top firm worldwide, as an in-house patent attorney. Prior to that, he worked for Nycomed Pharma, acquired by Takeda in 2011 for approximately USD $10 billion. Dr. Thomas’ legal practice covers drafting of patent applications, prosecuting patent applications before national and international patent offices, defending and challenging patents in opposition, appeal, and nullity proceedings, enforcing patents before the infringement courts, and preparing opinions on patentability and infringement in the technical field of chemistry. Dr. Thomas has particular expertise in small molecule pharmaceuticals. He holds MS and PhD degrees in Chemistry from the University of Munich. He has served as a director of the Company since June 15, 2015.

Peter Donhauser, D.O., Peter Donhauser, age 53, has more than 20 years of expertise in clinical research followed by practicing osteopathic medicine with an integrated medical approach in private practice since 2000. He worked at the University Hospital of Munich in the fields of geriatrics and neuromusculoskeletal diseases.  During this time, he was a clinical trial investigator in multiple Phase 3 studies, including studies sponsored by Merck Sharp & Dohme/Merck, Boehringer Mannheim/Roche, Servier and Sanofi. He received his human medicine degree at the University of Munich and Doctor of Osteopathic Medicine (D.O.) from the DAAO and EROP at the Philadelphia College of Osteopathic Medicine, Philadelphia, Pennsylvania. He has served as a director of the Company since February 8, 2017.

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Claus van der Velden, PhD. Claus van der Velden, PhD, age 46, brings significant expertise in management, accounting, internal controls and risk management. Since July of 2011, he has served as corporate head of Management Accounting, Internal Audit and Risk Management at Stroeer SE & Co KGaA, a publicly listed German digital media company. Previously, Dr. van der Velden served as the Director of Corporate Business Controlling for the Nutrition & Health business unit at Cognis, a worldwide supplier of global nutritional ingredients and specialty chemicals. In this position, he was also a compliance representative and a member of the global leadership team. After the acquisition of Cognis by BASF, he was responsible for the management accounting processes of the BASF Nutrition & Health division, developing and producing mostly natural-source ingredients for the food and healthcare industries. Dr. van der Velden started his career as a strategy consultant at an international marketing and strategy consultancy firm. He studied in Kiel and Stockholm and received a degree in economics from the University of Kiel and later obtained his doctorate in business management from the WHU-Otto Beisheim School of Management where he also previously taught economics. He has served as a director of the Company since March 2, 2018.

Corporate Governance

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence at least annually. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.

The Board has deemed that Christopher Missling, PhD. is not independent as that term is defined by NASDAQ 5605(a)(2) because Dr. Missling serves as our President, Chief Executive Officer, and Secretary.

The Board has deemed that Claus van der Velden, PhD., Elliot Favus, MD, Athanasios Skarpelos, Steffen Thomas, PhD, and Peter Donhauser, D.O. are “independent” as that term is defined by NASDAQ 5605(a)(2).

Director Nominations. Our Board has a Nominating and Corporate Governance Committee that identifies individuals qualified to become Board members and recommends to the Board proposed nominees for Board membership.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

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Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company determined to have the same individual, Christopher Missling, PhD., serve as Chief Executive Officer and Chairman of the Board.

Similarly, the Company currently does not have a policy requiring a lead Independent Director, however the Board believes that having an Independent Director fill the lead director role is appropriate. Claus van der Velden, PhD currently serves as the lead Independent Director of the Board. The lead Independent Director, among other things, works with the Chairman of the Board in the preparation of the agenda for each Board meeting and in determining the need for special meetings of the Board, chairs any meeting of the Independent Directors in executive session, facilitates communications between other members of the Board and the Chairman of the Board and otherwise consults with the Chairman of the Board on matters relating to corporate governance and Board performance.

Board Role in Risk Oversight. The Board administers its risk oversight function directly. The Board regularly discusses with management the Company’s major risk exposures including compensation risk, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board. The Board met six times for meetings during fiscal 2018. Four of such meetings were regularly scheduled meetings and the other special Board meetings and telephonic calls were held as needed. During fiscal year 2018, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders.

Audit Committee and Audit Committee Financial Experts

The members of the Audit Committee are currently Claus van der Velden, PhD, Athanasios Skarpelos and Steffen Thomas, PhD. Our Board has determined that Claus van der Velden, PhD is an “audit committee financial expert” as defined by applicable SEC and Nasdaq rules.

The Audit Committee operates under a charter that was adopted by our Board. The Audit Committee oversees and reports to our Board on various auditing and accounting-related matters, including, among other things, the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation and retention of our independent registered public accounting firm; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures.

In fulfilling its oversight responsibilities, the Audit Committee has, among other things;

i)	reviewed and discussed with management the audited consolidated financial statements contained in the Company’s 2018 Annual Report on Form 10-K;
ii)	discussed with BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, the overall scope and plans for the Company’s annual audit;
iii)	met with BDO, to discuss the results of their annual audit, management’s response to any significant findings, its observations of the Company’s internal controls over financial reporting, the selection, application and disclosure of critical accounting policies, new accounting pronouncements and developments, key accounting judgements and assumptions made in preparing the Company’s consolidated financial statements;
iv)

received written communications from BDO, regarding matters required to be discussed under generally accepted auditing standards, including Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees;

v)	held discussions with BDO regarding independence matters required to be discussed by PCAOB Ethics and Independence Rules 3526, Communications with Audit Committees Concerning Independence, and determined that BDO has met such independence standards;
vi)	provided oversight to management in connection with the Company’s system of internal controls over financial reporting; and
vii)	reviewed BDO’s report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 related to its audit of the effectiveness of internal controls over financial reporting.

Based on the above, the Audit Committee has recommended to our Board of Directors that the audited consolidated financial statements be included on the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, for filing with the SEC.

The Audit Committee met five times during fiscal 2018.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are currently Claus van der Velden, PhD, Steffen Thomas, PhD and Peter Donhauser, D.O.

The Nominating and Corporate Governance Committee is appointed by the Board to oversee and evaluate the Board’s performance and the Company's compliance with corporate governance regulations, guidelines and principles, to identify individuals qualified to become Board members, to recommend to the Board proposed nominees for Board membership, and to recommend to the Board directors to serve on each standing committee.

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The Nominating and Corporate Governance Committee met one time during fiscal 2018. The Nominating and Corporate Governance Committee operates under a charter that was adopted by our Board.

Compensation Committee

The members of our Compensation Committee are currently Claus van der Velden, PhD, Steffen Thomas, PhD and Peter Donhauser, D.O.

The Compensation Committee assists our Board in discharging its responsibilities relating to compensation of our directors and executive officers. Its responsibilities include, among other things, reviewing, approving and recommending compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs; overseeing the evaluation of our senior executives; administering our incentive compensation plans and equity-based plans, including reviewing and granting equity awards to our executive officers; and reviewing and approving director compensation and benefits. The Compensation Committee can delegate to other members of our Board, or an officer or officers of the Company, the authority to review and grant stock-based compensation for employees who are not executive officers.

The Compensation Committee has the responsibilities and authority designated by Nasdaq rules. Specifically, the Compensation Committee has the sole discretion to select and receive advice from a compensation consultant, legal counsel or other adviser and is directly responsible for oversight of their work. The Compensation Committee must also determine reasonable compensation to be paid to such advisors by us.

The Compensation Committee met five times during fiscal year 2018. The Compensation Committee operates under a charter that was adopted by our Board.

Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our Common Stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Christopher Missling, PhD., Chief Executive Officer.

The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

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Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Vote Required

The foregoing Proposal 1 will be approved upon the vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

The six (6) nominees receiving an affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

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PROPOSAL 2 –AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE UP TO 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

Authorization of up to 10,000,000 Shares of Blank Check Preferred Stock in General

As of the Record Date, we did not have any authorized shares of preferred stock. The primary purpose of the authorization of up to 10,000,000 shares of blank check preferred stock in the Company’s Articles of Incorporation, as amended (the “Charter”) is for general corporate purposes, including, without limitation, capital raising to support upcoming clinical trials, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of this Proposal 2 would be to grant the Board the authority to issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders, unless otherwise required by law or by the rules and policies of Nasdaq or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade. With regard to such proposed blank check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The Board has made no decisions or commitments with respect to the use of the requested shares of blank check preferred stock, and it has no plans to commence an offering of any of the Company’s shares related thereto at this time. The Board believes, however, that approval of this Proposal 2 will provide the flexibility to take advantage of opportunities as they arise.

Our Board has adopted a resolution seeking authorization of our stockholders to amend our Charter to authorize up to 10,000,000 shares of blank check preferred stock (the “Authorization”). To effect the Authorization as proposed, we will file an amendment to our Charter, as set forth in Annex A, with the Secretary of State of Nevada, which will provide that our authorized shares of preferred stock will be 10,000,000 shares and the Board shall have the ability issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders. We may subsequently abandon the proposed Authorization if our Board deems it advisable.

Certain Disadvantages of the Authorization

If Proposal 2 is approved, the availability of undesignated blank check preferred stock may have certain negative effects on the rights of holders of the Common Stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock. With regard to any proposed new class of blank check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to, (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. The proposed amendment will permit the Board, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, the Board will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of our company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

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Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Principal Effects of the Authorization

If our stockholders approve this Proposal 2 authorizing the Authorization, the Authorization would effectively enable the Company to utilize such shares for general corporate purposes, including, without limitation, capital raising to support upcoming clinical trials, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Authorization, in and of itself, will not affect any stockholder’s percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “34 Act”).

Procedure for Effecting the Authorization

In order to effect the Authorization, we will file an amendment to our Charter with the Secretary of State of Nevada to amend our existing Charter. The Authorization will become effective at the time specified in the amendment. The text of the amendment to effect the Authorization will be in substantially the form attached hereto as Annex A; provided, however, that the form of amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada and as the Board deems necessary and advisable to effect the Authorization. As soon as practicable our stockholders will be notified that the Authorization has been effected.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The blank check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. Please note that the creation of the blank check preferred stock has not been proposed by the board for any specific anti-takeover related purpose and the Board has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

No Cumulative Voting. The Charter and By-laws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

This Proposal would enable the Company to utilize the issuance of blank check preferred stock shares for general corporate purposes, including, without limitation, capital raising to support upcoming clinical trials, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The availability of undesignated blank check preferred stock may have certain negative effects on the rights of the holders of our Common Stock. The actual effect of the issuance of any shares of blank check preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such blank check preferred stock.

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Vote Required

The amendment to the Charter to effect an amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of blank check preferred stock of the Company, par value $0.001 will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment. The proposal to amend the Charter is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 2.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” approval of this Proposal 2.

Amended Articles of Incorporation

The proposed changes to the Charter, pursuant to the above Proposal 2, are set forth as attached hereto as Annex A.

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Proposal 3—Approval of Anavex Life Sciences Corp. 2019 Omnibus Incentive Plan

Background

On January 15, 2019, the Board approved, subject to stockholder approval, the Anavex Life Sciences Corp. 2019 Omnibus Incentive Plan (the “Plan”). If the Plan is approved by our stockholders, 6,000,000 additional shares of Common Stock will be available for issuance under the Plan, in addition to the shares available under the Anavex Life Sciences Corp. 2015 Omnibus Incentive Plan (the “2015 Plan”). Any awards outstanding under the 2015 Plan or the Company’s 2007 Stock Option Plan (the “2007 Plan”) on the date of stockholder approval of the Plan will remain subject to and be paid under the 2015 Plan or the 2007 Plan, respectively, and any shares subject to outstanding awards under the 2015 Plan or the 2007 Plan that subsequently cease to be subject to such awards (other than by reason of settlement of the awards in shares) will automatically become available for issuance under the Plan.

The Board recommends that stockholders approve the Plan. The purpose of the Plan is to enhance the Company’s ability to attract and retain qualified officers, nonemployee directors, employees, consultants, and advisors, and to motivate those individuals to serve the Company and to improve the business results and earnings of the Company, by providing to such individuals an opportunity to acquire or increase a direct proprietary interest in the operations and future of the Company. The Plan also allows the Company to promote greater ownership in the Company by our service providers in order to align their interests more closely with the interests of the Company’s stockholders. Stockholder approval of the Plan will also enable the Company to grant incentive stock options (“ISOs”) under the Plan that are designed to qualify for special tax treatment under Internal Revenue Code (the “Code”) Section 422.

Corporate Governance Aspects of Plan

The Plan has been designed to include a number of provisions that promote sound corporate governance practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our stockholders’ interests. These provisions include, but are not limited to, the following:

●	Clawback. Plan awards are subject to clawback under any applicable Company clawback policy and all applicable laws requiring the clawback of compensation.
●	Forfeiture upon Cause Termination. All plan awards held by a participant may be forfeited upon the participant’s termination for “cause” (as defined in the Plan).
●	No Discounted Stock Options or Stock Appreciation Rights (“SARs”). Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
●	No Repricing without Stockholder Approval. The plan specifically prohibits the repricing of options or SARs without stockholder approval.
●	Limitation on Terms of Stock Options and SARs. The maximum term of each stock option and SAR is 10 years.
●	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.
●	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.
●	No Automatic Grants. The plan does not provide for automatic grants to any participant.
●	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.
●	No Single-Trigger Acceleration for Employees. The plan does not provide for automatic vesting.
●	Dividends. We do not pay dividends or dividend equivalents on stock options, SARs, or unearned performance awards under the plan.
●	Multiple Award Types. The plan permits the issuance of non-qualified stock options, ISOs, SARs, restricted stock units (“RSUs”), restricted shares, and other types of equity grants, subject to the share limits of the plan, as well as cash awards, as further described under “Types of Awards” below. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

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●	Independent Oversight. The plan is administered by a committee of independent Board members.

Summary of Plan

The principal features of the Plan are summarized below. The following summary of the Plan does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Annex B.

Eligibility

Awards may be granted under the Plan to officers, employees, nonemployee directors, consultants, and advisors of the Company and its affiliates. ISOs may be granted only to employees of the Company or its subsidiaries. As of the Record Date, approximately 25 individuals  would have been eligible to receive awards under the Plan (based on the flexible definition of eligible participant in the Plan), including 2 executive officers, 18 employees or consultants and 5 nonemployee directors. However, the Company historically has granted awards under its equity compensation plans to a total of approximately 14-16 employees, consultants and directors, in the aggregate, in any given fiscal year.

Administration

The Plan may be administered by the Board or the Compensation Committee. The Board has delegated to the Compensation Committee the authority to administer the Plan. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms and conditions of such awards.

Number of Authorized Shares

The number of shares of Common Stock authorized for issuance under the Plan is 6,000,000 shares, representing 11.0% of the Common Stock on a fully diluted basis outstanding as of the Record Date. Stockholders will be approving this share limit as part of the approval of this Proposal 3. In addition, as of the date of stockholder approval of the Plan, any awards then outstanding under the 2015 Plan or the 2007 Plan will remain subject to and be paid under the 2015 Plan or the 2007 Plan, respectively, and any shares then subject to outstanding awards under the 2015 Plan or the 2007 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Plan. All shares available for issuance under the Plan may be granted as ISOs. Stockholders will be approving this ISO limit as part of the approval of this Proposal 3. The shares of Common Stock issuable under the Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is cancelled, terminates, expires, or lapses for any reason prior to the issuance of shares or if shares are issued under the Plan and thereafter are repurchased by, forfeited to, or surrendered to the Company at no more than cost, the shares subject to such awards and the repurchased, forfeited, or surrendered shares will not count against the aggregate number of shares of Common Stock available for grant under the Plan. If shares issuable under an award are withheld by or surrendered to the Company in payment of the option price, purchase price, or taxes due in connection with the award, the withheld or surrendered shares will not count against the aggregate number of shares of Common Stock available for grant under the Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the Plan: (1) the payment in cash of dividends or dividend equivalents under any outstanding award, (2) any award that is settled in cash rather than by issuance of shares of Common Stock, or (3) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

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Awards to Nonemployee Directors

The Board shall determine the maximum value that may be granted in stock-based awards during any one year to a nonemployee director (based on the fair market value of the shares underlying the award as of the applicable grant date in the case of restricted shares, RSUs, or other stock-based awards, and based on the applicable grant date fair value for accounting purposes in the case of options or SARs). Stock-based awards made to a nonemployee director at such director’s election in lieu of all or a portion of his or her retainer for service on the Board and any Board committee, however, shall not be counted towards the limit.

Adjustments

Changes in Common Stock. If (i) the number of outstanding shares of Common Stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in the shares effected without receipt of consideration by the Company occurring after the effective date of the Plan or (ii) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, then (A) the number and kinds of shares for which grants of Plan awards may be made, (B) the number and kinds of shares for which outstanding awards may be exercised or settled, and (C) the performance goals relating to outstanding awards will be equitably adjusted by the Company. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the purchase prices of outstanding options and SARs will be equitably adjusted.

Effect of Certain Transactions. Except as otherwise provided in an award agreement, in the event of a “corporate transaction” (as defined in the Plan), the Plan and the awards under it will continue in effect in accordance with their respective terms, except that after a corporate transaction either (1) each outstanding award will be treated as provided for in the agreement entered into in connection with the corporate transaction or (2) if not so provided in such agreement, each grantee will be entitled to receive for each share subject to any outstanding awards, upon exercise or payment or transfer in respect of any award, the same number and kind of stock, securities, cash, property, or other consideration that each Company stockholder was entitled to receive in the corporate transaction for one share. However, unless otherwise determined by the Board, such stock, securities, cash, property, or other consideration will remain subject to all of the terms and conditions (including performance criteria) that were applicable to the awards before the corporate transaction. Without limiting the generality of the foregoing, the treatment of outstanding options and SARs under this paragraph for a corporate transaction where the consideration paid or distributed to our stockholders is not entirely shares of Common Stock of the acquiring or resulting corporation may include the cancellation of outstanding options and SARs upon the corporate transaction as long as, at the election of the Board, (A) the holders of affected options and SARs have been given a period of at least 15 days before the date of the consummation of the corporate transaction to exercise the options or SARs (to the extent otherwise exercisable) or (B) the holders of the affected options and SARs are paid (in cash or cash equivalents) in respect of each share covered by the option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to our stockholders in the corporate transaction over the exercise price.

Types of Awards

The Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either ISOs, which must comply with Code Section 422, or non-qualified stock options. The Compensation Committee sets exercise prices of stock options, except that options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). At the time of grant, the Compensation Committee also determines the other terms and conditions of stock options, including the quantity, vesting periods, term (which cannot exceed 10 years), and other conditions on exercise.

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●	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option, and the grant price of a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of an SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●	Restricted Shares, RSUs, and Other Stock-Based Awards. The Compensation Committee may grant restricted shares, which are shares of our common stock subject to specified restrictions, and RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms and conditions of the Plan and any other terms and conditions determined by the Compensation Committee.

●	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of our common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee.

●	Cash Awards. The Compensation Committee may also grant cash awards under the Plan.

Clawback

All cash and equity awards granted under the Plan will be subject to all applicable laws regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such laws, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Section 162(m)

Under Code Section 162(m), we may be prohibited from deducting compensation paid to certain of our executive officers in excess of $1 million per person in any year.

Transferability

Awards under the Plan are not transferable other than by will or the laws of descent and distribution, except that in certain instances where approved by the Compensation Committee transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

For any Plan awards outstanding as of the date of a “change in control” (as defined in the Plan), either of the following provisions will apply, depending on whether, and the extent to which, awards are assumed, converted, or replaced by the resulting entity in the change in control, unless otherwise provided by the award agreement:

●	To the extent Plan awards are not assumed, converted, or replaced by the resulting entity in the change in control, then upon the change in control such outstanding awards that may be exercised will become fully exercisable, all restrictions on outstanding awards—other than performance awards—will lapse, and for any outstanding performance awards the target payout opportunities attainable will be deemed to have been fully earned as of the change in control based upon the greater of (1) an assumed achievement of all relevant performance goals at the “target” level or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control, and the awards will become vested pro rata based on the portion of the applicable performance period completed through the date of the change in control.

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●	To the extent Plan awards are assumed, converted, or replaced by the resulting entity in the change in control, if, within 24 months after the date of the change in control, the grantee has a separation from service by the Company other than for “cause” (as defined in the Plan) (which may include a separation from service by the grantee for “good reason” if provided in the applicable award agreement), then outstanding awards that may be exercised will become fully exercisable, all restrictions on outstanding awards—other than performance awards—will lapse, and for any outstanding performance awards the target payout opportunities will be deemed to have been fully earned as of the separation from service based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the change in control, and the awards will become vested pro rata based on the portion of the applicable performance period completed through the date of the change in control.

Term, Termination, and Amendment of the Plan

Unless earlier terminated by the Board, the Plan will terminate on, and no further awards may be granted after, January 15, 2029. The Board may amend, suspend, or terminate the Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

If the Plan is approved by our stockholders, there will be 6,000,000 shares available under the Plan for awards to officers, employees, and nonemployee directors. The benefits to be received by grantees in the normal course under the Plan cannot be determined at this time because grants under the Plan are made at the discretion of the Compensation Committee.

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Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans as of September 30, 2018. All outstanding awards relate to our common stock.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,146,500	$4.52	890,720
Equity compensation plans not approved by security holders	—	—	—
Total	5,146,500	$4.52	890,720

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.

Non-qualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (1) one year from the date the participant exercised the option or (2) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

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With respect to both non-qualified stock options and ISOs, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Shares, RSUs, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted shares, RSUs, or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted shares only, a participant may instead elect to be taxed at the time of grant.

Other Stock- or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we may be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code (specifically, Code Section 162(m)).

Code Section 409A. We intend that awards granted under the Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the Plan requires a number of “FOR” votes that is a majority of the shares of common stock represented at the meeting, in person or by proxy, and entitled to vote on this Proposal 3, with abstentions counting as votes against the Proposal 3.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the approval of the 2019 Omnibus Incentive Plan.

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PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being provided the opportunity to ratify the Board’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ending September 30, 2019.

General

Our Board has appointed BDO USA, LLP to examine our financial statements for 2019. The selection of BDO USA, LLP as the independent registered public accounting firm for 2019 is being presented to our stockholders for ratification at the 2019 Meeting. Representatives of BDO USA, LLP are not expected to be present at the 2019 Meeting.

During the fiscal year ended September 30, 2018 and 2017, there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended September 30, 2018 and 2017 there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended September 30, 2018 and 2017:

	2018	2017
Audit Fees	$224,181	$203,989
Audit Related Fees	—	—
Tax Fees	—	1,029
All Other Fees	—	—
Total Fees	$224,181	$205,018

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission for the fiscal years ended September 30, 2018 and 2017 in connection with statutory and regulatory filings or engagements.

Tax Fees. Consists of fees billed for professional services rendered in connection with tax consultations.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Audit Committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Audit Committee before the respective services were rendered.

Our Audit Committee has considered the nature and amount of fees billed or expected to be billed by BDO USA, LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO USA, LLP’s independence.

Vote Required for Approval

The foregoing Proposal 4 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

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Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of BDO USA, LLP as its independent registered public accounting firm for fiscal year 2019.

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INFORMATION CONCERNING EXECUTIVE OFFICERS

WHO ARE NOT DIRECTORS

Sandra Boenisch, CPA, CGA, Ms. Boenisch, age 37, is Our Principal Financial Officer. She is a Chartered Professional Accountant (CPA, CGA) with 15 years of accounting, audit, and financial reporting experience in a variety of industries, both in the United States and Canada. Ms. Boenisch has been an independent consultant, providing financial reporting services to a range of public companies in the United States and Canada since January 2012. From 2008 until 2012, Ms. Boenisch was employed at BDO Canada LLP (Vancouver, BC) where she was hired as a Senior Accountant and was later promoted to Manager, Audit Assurance. Ms. Boenisch specialized in managing assurance engagements for public companies in the United States and Canada. Prior to that, Ms. Boenisch worked for a public accounting firm beginning in 2001. As an independent consultant, Ms. Boenisch has acquired considerable experience in finance, governance, and regulatory compliance. She holds a BComm from Laurentian University.

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

Summary Compensation Table

The particulars of compensation paid to our named executive officers for the last three completed fiscal years:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	Other Compensation ($)	Total ($)

Christopher Missling,	2018	500,000	65,000	—	1,973,889	—	—	—	2,538,889
PhD(1)	2017	500,000	—	—	2,285,600	—	—		2,785,600
President, Chief Executive
Officer, and Director
Sandra Boenisch(2)	2018	79,608	11,414	—	141,047	—	—	—	232,069
Principal Financial Officer	2017	71,800	—	—	177,800	—	—	—	249,600
and Treasurer

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(1)	Christopher Missling was appointed as director, President, Chief Executive Officer, Chief Financial Officer, and Secretary on July 5, 2013.

(2)	Compensation to Ms. Boenisch denominated in Canadian Dollars and has been translated to US dollars at an exchange rate of 0.7805 during the year ended September 30, 2018 (2017: 0.7978).

Employment Agreements and Potential Payments Upon Termination or Change in Control Provisions

Christopher Missling

We and Dr. Missling entered into an employment agreement dated July 5, 2013, as amended and extended on July 5, 2016 and as amended and restated on July 18, 2016, or the Employment Agreement, whereby we pay to Dr. Missling an annual base salary of $500,000. In addition, Dr. Missling is eligible to earn an annual cash bonus for each whole or partial calendar year of up to $100,000 and to participate in our employee benefit plans. We have agreed to indemnify Dr. Missling in connection with his provision of services to us.

During the year ended September 30, 2016, in connection with the Employment Agreement, Dr. Missling was granted options with a value of Two Million Dollars ($2,000,000) to purchase shares of our common stock, which was equal to 379,625 options at an exercise price of $6.26. These options are vesting quarterly over a three year period ending in July, 2019. In addition, Dr. Missling was granted options to purchase 861,429 shares of our common stock at an exercise price of $7.06, which options are vesting quarterly over a three-year period ending in July, 2019.

Dr. Missling’s employment agreement contains provisions regarding our obligations upon his termination. In the event In the event he is terminated “without cause,” or he resigns for “good reason,” as such terms are defined in the employment agreement, Dr. Missling will be entitled to (i) a prorated bonus based on his target bonus for the year, (ii) 3 times his annual salary and the average annual bonus paid over the past 3 years (or 2 years upon resignation for good reason), (iii) vesting of all unvested stock options, which will remain exercisable for 3 years, (iv) life insurance coverage through July 5th, 2019 and (v) “health and welfare benefits” as defined in the employment agreement for 3 years (or until provided by another subsequent employer).

In the event of a change of control, as such term is defined in the employment agreement, all previously granted but unvested stock options held by Dr. Missling shall vest.

Sandra Boenisch

We and Ms. Boenisch entered into an employment agreement dated October 1, 2015, as amended and extended whereby we pay Ms. Boenisch an annual base salary of $96,000 Canadian dollars. Ms. Boenisch is eligible for bonuses which are anticipated to be up to 25% of her annual base salary, and for discretionary salary increases.

Ms. Boenisch’s employment agreement does not provide for any payments upon termination or severance other than such salary and other payments accrued prior to termination, and as may be accrued during the 30-day notice period required to terminate her employment

Ms. Boenisch’s employment agreement contains provisions regarding our obligations to Ms. Boenisch upon a change of control. In the event of a change of control, as such term is defined in the employment agreement, all of the remaining unvested option shares granted to Ms. Boenisch shall immediately vest with no restrictions on purchase or sales.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2018.

		Option Awards				Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Omnibus Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Christopher Missling	500,000	—	—	1.60	July 5, 2023	—	—	—	—
	125,000		—	1.32	May 8, 2024
	500,000	—	—	0.92	April 2, 2025
	187,500		—	5.04	Sept 18, 2025
	253,083	126,542	—	6.26	July 5, 2026
	574,286	287,143	—	7.06	July 18, 2026
	500,000	—	—	3.28	Sept 22, 2026
	225,000	225,000	—	5.92	May 12, 2027
	100,000	300,000		3.30	Dec 13, 2027
		450,000		2.30	May 15, 2028

Athanasios Skarpelos	50,000	—	—	0.92	April 2, 2025	—	—	—	—
	100,000	—	—	3.28	Sep 22, 2026

Claus van der Velden	—	50,000	—	2.60	Mar 2, 2028	—	—	—	—

Elliot Favus	37,500	—	—	1.20	May 7, 2024	—	—	—	—
	50,000	—	—	0.92	April 2, 2025
	1,500	—	—	5.64	Sept 30, 2025
	1,500	—	—	5.57	Dec 31, 2025
	1,500	—	—	4.90	Mar 31, 2026
	1,500	—	—	5.66	April 27, 2026
	1,500	—	—	6.11	June 30, 2026
	100,000	—	—	3.28	Sept 22, 2026

Steffen Thomas	50,000		—	1.76	June 15, 2025	—	—	—	—
	100,000	—	—	3.28	Sept 22, 2026

Peter Donhauser	16,667	33,333	—	5.39	Feb 8, 2027	—	—	—	—

Sandra Boenisch	25,000		—	5.68	Oct 2, 2026	—	—	—	—
	106,696	—	—	3.28	Sept 22, 2026
	17,501	17,499	—	5.92	May 12, 2027
	7,500	22,500		3.30	Dec 13, 2027
		30,000		2.30	May 15, 2028

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Compensation of Directors

The table below shows the compensation of our directors who were not our named executive officers for the fiscal year ended September 30, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Athanasios Skarpelos	—	—	—	—	—	—	—
Claus van der Velden	8,000		112,000				120,000
Elliot Favus	—	—	—	—	—	—	—
Steffen Thomas	—	—	—	—	—	—	—
Peter Donhauser	—	—		—	—	—	—
Bernd Metzner(1)	8,000	—	—	—	—	—	8,000

(1)	Bernd Metzner’s term as a director ended on April 17, 2018.

We have agreed to compensate Bernd Metzner, and after his departure, Claus van der Velden $4,000 per quarter for performing the functions of Chairman of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In addition, directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award further special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for the year ended September 30, 2018.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 25, 2019, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and our named executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

Title of class	Name and address of beneficial owner	Amount and nature of Beneficial ownership		Percent of class (1)

5% Stockholders
Common Stock	Park West Asset Management LLC	2,712,858		5.8%
Executive Officers and Directors
Common Stock	Christopher Missling (CEO/Director)	4,260,755	(2)	8.5%

Common Stock	Athanasios Skarpelos (Director)	1,456,458	(3)	3.1%

Common Stock	Claus van der Velden (Director)	—	(4)	—

Common Stock	Elliot Favus (Director)	195,000	(5)	*

Common Stock	Steffen Thomas (Director)	150,000	(6)	*

Common Stock	Peter Donhauser (Director)	16,667	(7)	*

Common Stock	Sandra Boenisch (Principal Financial Officer)	185,077	(8)	*

Common Stock	Directors & Executive Officers as a group (7 persons)	6,263,957		12.3%

*Less than 1%

(1)

Percentage of ownership is based on 46,887,056 of our common stock issued and outstanding as of January 25, 2019. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

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(2)	Includes options to purchase 500,000 shares of our common stock at $1.60 per share, options to purchase 125,000 shares of our common stock at $1.32 per share, options to purchase 500,000 shares of our common stock at $0.92 per share, options to purchase 187,500 shares of our common stock at $5.04 per share, options to purchase 316,354 shares of our common stock at $6.26 per share, options to purchase 717,858 shares of our common stock at $7.06 per share, options to purchase 500,000 shares of our common stock at $3.28 per share, options to purchase 262,500 shares of our common stock at $5.92 per share and options to purchase 133,333 shares of our common stock at $3.30 per share that have vested or are vesting within 60 days. Excludes options to purchase 63,271 shares of our common stock at $6.26 per share, options to purchase 143,572 shares of our common stock at $7.06 per share, options to purchase 187,500 shares of our common stock at $5.92 per share, options to purchase 266,667 shares of our common stock at $3.30 per share, options to purchase 450,000 common shares at $2.30 per share and options to purchase 409,500 common shares at $2.58 per share that do not vest within 60 days.

(3)	Includes options to purchase 50,000 shares of our common stock at $0.92 per share and options to purchase 100,000 shares of our common stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 45,500 common shares at $2.58 per share that do not vest within 60 days.

(4)	Excludes options to purchase 50,000 shares of our common stock at $2.60 per share and options to purchase 45,500 common shares at $2.58 per share that are not vesting within 60 days.

(5)

Includes options to purchase 37,500 shares of our common stock at $1.20 per share, options to purchase 50,000 shares of our common stock at $0.92 per share, options to purchase 1,500 shares of our common stock at $5.64 per share, options to purchase 1,500 shares of our common stock at $5.57 per share, options to purchase 1,500 shares of our common stock at $4.90, options to purchase 1,500 shares of our common stock at $5.66 per share, options to purchase 1,500 shares of our common stock at $6.11 per share, and options to purchase 100,000 shares of our common stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 45,500 common shares at $2.58 per share that do not vest within 60 days.

(6)	Includes options to purchase 50,000 shares of our common stock at $1.76 per share and options to purchase 100,000 shares of our common stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 45,500 shares of our common stock at $2.58 per share that do not vest within 60 days.

(7)	Includes options to purchase 16,667 shares of our common stock at $5.39 per share that have vested or are vesting within 60 days. Excludes options to purchase 33,333 shares of our common stock at $5.39 per share and options to purchase 45,500 common shares at $2.58 per share that do not vest within 60 days.

(8)

Includes options to purchase 25,000 shares of our common stock at $5.68 per share, options to purchase 106,696 shares of our common stock at $3.28 per share, options to purchase 20,418 shares of our common stock at $5.92 per share and options to purchase 10,000 shares of our common stock at $3.30 per share that have vested or are vesting within 60 days. Excludes options to purchase 14,582 shares of our common stock at $5.92 per share, options to purchase 20,000 shares of our common stock at $3.30 per share, options to purchase 30,000 shares of our common stock at $2.30 per share and options to purchase 27,300 common shares at $2.58 per share that do not vest within 60 days.

FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2020 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than September 24, 2019 (unless the date of the 2020 annual meeting of Stockholders is not within thirty (30) days of March 7, 2020, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2020 annual meeting). Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our holders of Common Stock are not entitled to dissenters' rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

CODE OF ETHICS AND CONDUCT

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.anavex.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

TRANSACTIONS WITH RELATED PERSONS

Our Code of Business Conduct available on our website at www.anavex.com, and the Audit Committee Charter which was attached as an exhibit to our 2018 proxy statement set forth our policies and procedures for the review and approval of transactions with related persons, including transactions that would be required to be disclosed in this proxy in accordance with SEC rules.

In circumstances where one of our directors or executive officers, or a family member, has a direct or indirect material interest in a transaction with the Company, our Corporate Governance Committee must review and approve all such proposed transactions. In determining whether to approve or ratify a transaction with a related person, among the factors the Audit Committee may consider (as applicable) are: the business purpose for entering into the transaction, the size and terms of the transaction, the availability of alternative sources of comparable products or services, whether the transaction could impair the judgment of the related person in performing his or her duties and whether the transaction would be consistent with NASDAQ’s requirements for independent directors, and any other factors the Audit Committee deems relevant.

There have been no other transactions, since October 1, 2017, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000, and in which any of the following persons had or will have a direct or indirect material interest.

i.	any director or executive officer of our company;

ii.	any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

iii.	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the 2019 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

Items 5, 6, 7, 7A, 8 and 9 of the Company’s Annual Report for the year ended September 30, 2018 filed by the Company with the SEC and the Company’s Current Reports on Form 8-K filed with the SEC since September 30, 2018 are incorporated by reference into this proxy statement.

A copy of any of the documents referred to above will be furnished, without charge, by writing to Anavex Life Sciences Corp., Inc., Attention: Investor Relations, 51 W 52nd Street, 7th Floor, New York, NY 10019. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at www.anavex.com.

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FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On December 12, 2018, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and on January 25, 2019, the Company filed an amendment thereto on Form 10-K/A. We have enclosed the Annual Report, as amended, with this proxy statement. The Annual Report, as amended, includes our audited financial statements for the fiscal year ended September 30, 2018, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, a copy of our Annual Report, as amended, by:

•	writing to:

Anavex Life Sciences Crop.
51 W 52nd Street, 7th Floor, New York, NY 10019
Attention: Christopher U. Missling, PhD., Chief Executive Officer

•	telephoning us at: 844.689.3939

You can obtain a copy of our Annual Report, as amended, and other periodic filings that we make with the SEC at www.anavex.com or from the SEC’s EDGAR database at http://www.sec.gov.

2019 MEETING PROXY MATERIALS RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.anavex.com and at www.proxyvote.com. We intend to publish final results from the 2019 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2019 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one proxy statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 51 W 52nd Street, 7th Floor, New York, NY 10019 Attention: Christopher Missling, PhD or telephoning us at 844.689.3939.

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ANNEX A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Anavex Life Sciences Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended to read as follows: The number of authorized shares which the Corporation is entitled to issue is 100,000,000 shares of common stock having a par value of $0.001 per share and 10,000,000 shares of preferred stock having a par value of $0.001 per share. The Board of Directors shall have the authority to issue shares of preferred stock in one or more series, and shall have the authority to establish by duly adopted resolution such voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred shares as it deems necessary or advisable without any additional action by the Corporation's stockholders.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

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ANNEX B

anavex life sciences corp.

2019 OMNIBUS INCENTIVE PLAN
(effective January 15, 2019)

Anavex Life Sciences Corp. sets forth herein the terms of its 2019 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain qualified officers, Non-Employee Directors, key employees, and Consultants, and to motivate such officers, Non-Employee Directors, key employees, and Consultants to serve the Company and its Affiliates and to expend effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations of the Company. To this end, the Plan provides for the grant of stock options (non-qualified and incentive), stock appreciation rights, restricted shares, restricted stock units, other stock-based awards, and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.       “Affiliate” means any company or other trade or business that “controls,” is “controlled by,” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2.       “Award” means a grant of an Option, SAR, Restricted Shares, RSU, Other Stock-based Award, Substitute Award, or cash award under the Plan.

2.3.       “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms of an Award.

2.4.       “Board” means the Board of Directors of the Company.

1

2.5.       “Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company and unless otherwise provided in the applicable Award Agreement: (i) the commission of any act by the Grantee constituting financial dishonesty against the Company or its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality, or harassment that would (a) adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders, or other third parties with whom such entity does or might do business or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities, or penalties; (iii) the repeated failure by the Grantee to follow the directives of the Chief Executive Officer of the Company or any of its Affiliates or the Board; or (iv) any material misconduct, violation of the Company’s or Affiliates’ policies, or willful and deliberate non-performance of duty by the Grantee in connection with the business affairs of the Company or its Affiliates. A Separation from Service for Cause includes a Separation from Service where the Company determines after the Grantee’s Separation from Service that circumstances existing before the Separation from Service would have entitled the Company or an Affiliate to have terminated the Grantee’s Service for Cause. All rights a Grantee has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Grantee, regarding any actual or alleged act or omission by the Grantee of the type described in the applicable definition of Cause.

2.7.       “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.8.       “Code” means the Internal Revenue Code of 1986.

2.9.       “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy all applicable laws and the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.10.    “Company” means Anavex Life Sciences Corp., a Nevada corporation, or any successor corporation.

2.11.    “Common Stock” means the common stock of the Company.

2.12.    “Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate.

2.14.    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company or other corporate transaction involving the Company or any of its Subsidiaries.

2.16.    “Detrimental Conduct” means, as determined by the Company, the Grantee’s serious misconduct or unethical behavior, including any of the following: (1) any violation by the Grantee of a restrictive covenant agreement that the Grantee has entered into with the Company or an Affiliate (covering, for example, confidentiality, non-competition, non-solicitation, non-disparagement, etc.); (2) any conduct by the Grantee that could result in the Grantee’s Separation from Service for Cause; (3) the commission of a criminal act by the Grantee, whether or not performed in the workplace, that subjects, or if generally known would subject, the Company or an Affiliate to public ridicule or embarrassment, or other improper or intentional conduct by the Grantee causing reputational harm to the Company, an Affiliate, or a client or former client of the Company or an Affiliate; (4) the Grantee’s breach of a fiduciary duty owed to the Company or an Affiliate or a client or former client of the Company or an Affiliate; (5) the Grantee’s violation or disregard, of the Company’s or an Affiliate’s policies, rules, or procedures; or (6) the Grantee taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that result in a significant financial loss to the Company or its Affiliates.

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2.18.    “Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, unless otherwise provided in the applicable Award Agreement, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 6 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

2.20.     “Effective Date” means January 15, 2019.

2.21.     “Exchange Act” means the Securities Exchange Act of 1934.

2.22.     “Fair Market Value” of a Share as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date; (ii) if the Common Stock is not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities; or (iii) if the Common Stock is not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Common Stock is not otherwise determinable, such value as determined by the Board. Notwithstanding the foregoing, if the Board determines that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement, or payout of any Award, it may specify such alternative definition in the applicable Award Agreement. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a Share on the applicable securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

2.23.     “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

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2.24.     “Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.25.     “Grantee” means a person who receives or holds an Award.

2.26.     “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

2.27.     “Non-Employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

2.28.     “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.29.     “Option” means an option to purchase one or more Shares pursuant to the Plan.

2.30.     “Option Price” means the exercise price for each Share subject to an Option.

2.31.     “Other Stock-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares, and RSUs.

2.32.     “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Board.

2.33.     “Person” means an individual, entity, or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.34.     “Plan” means this Anavex Life Sciences Corp. 2019 Omnibus Incentive Plan.

2.35.     “Prior Plan” means the Anavex Life Sciences Corp. 2015 Omnibus Incentive Plan.

2.36.     “Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Shares.

2.37.     “Restricted Period” shall have the meaning set forth in Section 10.1.

2.38.     “Restricted Shares” means restricted Shares that are subject to specified terms, awarded to a Grantee pursuant to Section 10.

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2.39.     “Restricted Stock Unit” or “RSU” means the right to receive one Share subject to the satisfaction of specified terms, awarded to a Grantee pursuant to Section 10.

2.40.     “SAR Exercise Price” means the per Share exercise price of a SAR granted to a Grantee under Section 8.9.

2.41.     “Section 409A” means Code Section 409A.

2.42.     “Securities Act” means the Securities Act of 1933.

2.43.     “Separation from Service” means the termination of a Service Provider’s Service, whether initiated by the Service Provider or the Company or an Affiliate; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.44.     “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.45.     “Service Provider” means an employee, officer, Non-Employee Director, or Consultant of the Company or an Affiliate.

2.46.     “Share” means a share of Common Stock.

2.47.     “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.

2.48.     “Stockholder” means a stockholder of the Company.

2.49.     “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

2.50.     “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

2.51.     “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent, or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.52.     “Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

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3.	ADMINISTRATION OF THE PLAN

3.1.	General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement, or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations, and decisions by the Board or the Committee under the Plan, any Award, or any Award Agreement shall be in the Board’s (or the Committee’s, as applicable) sole discretion and shall be final, binding, and conclusive. Without limitation, the Board shall have full and final power and authority, subject to the other terms of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to Grantees;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms of each Award (including the Option Price of any Option, the nature and duration of any restriction (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto and any terms that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

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3.2.	No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the actions contemplated in clauses (i), (ii), or (iii) occur in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.	Separation from Service for Cause; Clawbacks; Detrimental Conduct

3.3.1.	Separation from Service for Cause

The Company may annul an Award if the Grantee incurs a Separation from Service for Cause.

3.3.2.	Clawbacks

All Awards and any amounts or benefits received or outstanding under the Plan shall be subject to cancellation, recoupment, rescission, payback, or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time. By accepting an Award, a Grantee shall be deemed to have acknowledged and consented to the Company’s application, implementation, and enforcement of any applicable Company clawback policy that may apply to the Grantee, whether adopted prior to or following the Award’s Grant Date, and any provision of applicable law relating to cancellation, recoupment, rescission, or payback of compensation, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.3.3.	Detrimental Conduct

Except as otherwise provided by the Board, notwithstanding any other term of the Plan, if a Grantee engages in Detrimental Conduct, whether during the Grantee’s Service or after the Grantee’s Separation from Service, in addition to any other penalties or restrictions that may apply under the Plan, state law, or otherwise, the Grantee shall forfeit or pay to the Company the following:

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(1)	any and all outstanding Awards granted to the Grantee, including Awards that have become vested or exercisable;

(2)	any cash or Shares received by the Grantee in connection with the Plan within the 36-month period immediately before the date the Company determines the Grantee has engaged in Detrimental Conduct; and

(3)	the profit realized by the Grantee from the sale, or other disposition for consideration, of any Shares received by the Grantee in connection with the Plan within the 36-month period immediately before the date the Company determines the Grantee has engaged in Detrimental Conduct.

3.4.	Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share units.

3.5.	No Liability

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

3.6.	Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

4.	Shares SUBJECT TO THE PLAN

4.1.	Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of Shares authorized to be awarded under the Plan shall not exceed 6,000,000 as adjusted for any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares, or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.

4.2.	Share Counting

4.2.1.	General

Each Share granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to the provisions of this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

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4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.3.	Expired or Terminated Awards

If any Award expires, or is terminated, surrendered, or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

4.2.4.	Repurchased, Surrendered, or Forfeited Shares

If Shares issued under the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.5.	Payment of Option Price or Tax Withholding in Shares

If Shares issuable upon exercise, vesting, or settlement of an Award, or Shares owned by a Grantee (which are not subject to any pledge or other security interest) are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall again be available for the grant of Awards. For a stock-settled SAR, only the net Shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.6.	Substitute Awards

Substitute Awards shall not be counted against the number of Shares reserved under the Plan.

4.3.	Award Limits

4.3.1.	Incentive Stock Options

Subject to adjustment under Section 15, all Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.	Limits on Awards to Non-Employee Directors

The Board shall determine the maximum value that may be granted in stock-based Awards during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value of the Shares underlying the Award as of the applicable Grant Date in the case of Restricted Shares, RSUs, or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that stock-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her retainer for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.2.

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5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1.	Term

The Plan shall be effective as of the Effective Date. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law, or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.	Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).

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7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Grantee executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such Options shall be deemed Non-qualified Stock Options.

8.	TERMS OF OPTIONS

8.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.	Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such terms (including performance requirements) as stated in the Award Agreement.

8.3.	Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.	Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (1) before the date the Plan is approved by the Stockholders, or (2) after the occurrence of an event that results in termination of the Option.

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8.5.	Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.	Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such issuance.

8.7.	Delivery of Stock Certificates

Subject to Section 3.6, promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates or other evidence of ownership evidencing his or her ownership of the Shares subject to the Option.

8.8.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company, (ii) to the extent specifically provided in the related Award Agreement, and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Non-qualified Stock Option unless and until such approval is obtained.

8.9.	Early Exercise

An Option may include a term that allows the Grantee to elect at any time before the Grantee’s Separation from Service to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restrictions the Board determines to be appropriate.

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9.	TERMS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a Share on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms

The Board shall determine the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other terms, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms of any SAR.

9.3.	Term of SARs

The term of a SAR shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

9.4.	Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.

10.	TERMS OF RESTRICTED Shares AND RESTRICTED STOCK UNITS

10.1.	Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or RSUs. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

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10.2.	Restricted Share Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.	Rights of Holders of Restricted Shares

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of Restricted Shares shall have rights as Stockholders, including voting and dividend rights.

10.4.	Rights of Holders of RSUs

10.4.1.	Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10.4.2.	Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement and subject to Section 17.10, holders of RSUs shall not have rights as Stockholders, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms of the applicable Award Agreement.

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10.5.	Purchase of Restricted Shares

The Grantee shall be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Shares or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past Services rendered.

10.6.	Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate or other evidence of ownership for such Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED Shares

11.1.	General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.	Surrender or Withholding of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3.	Cashless Exercise

With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part through a cashless exercise program approved by and acceptable to the Company.

11.4.	Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules.

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12.	TERMS OF PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

13.	Other Stock-based awards

13.1.	Grant of Other Stock-based Awards

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.	Terms of Other Stock-based Awards

Any Shares subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance requirement, or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.	General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual, or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations, and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

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14.2.	Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.	Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, the Company shall equitably adjust (A) the number and kinds of shares for Awards granted, (B) the number and kinds of shares for which outstanding Awards may be exercised or settled, and (C) the performance goals relating to outstanding Awards. In addition, in the event of any such increase or decease in the number of outstanding Shares or other transaction described in clause (ii) above, the Option Price per Share of outstanding Options and SAR Exercise Price per Share of outstanding SARs shall be equitably adjusted.

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15.2.	Effect of Certain Transactions

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each Stockholder was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property, or other consideration shall remain subject to all of the terms (including performance criteria) that were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a period of at least 15 days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per Share price paid or distributed to Stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in the Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3.	Change in Control

15.3.1.	Consequences of a Change in Control

For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, such Awards are assumed, converted, or replaced by the resulting entity in a Change in Control:

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(i)	To the extent such Awards are not assumed, converted, or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control, and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(ii)	To the extent such Awards are assumed, converted, or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for Cause or (2) by the Service Provider for “good reason” (as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of (A) an assumed achievement of all relevant performance goals at the “target” level or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control, and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

15.3.2.	Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(i)	The acquisition, other than from the Company, by any individual, entity, or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act), or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

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(ii)	A reorganization, merger, consolidation, or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the Persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(iii)	A complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(iv)	During any period of 24 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4.	Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

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17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.	Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the terms prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right and authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.	Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Board, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

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17.4.	Other Provisions; Employment Agreements

Each Award Agreement may contain such other terms not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement shall govern.

17.5.	Severability

If any provision of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.6.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable federal law. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of New York and to have agreed that any related litigation shall be conducted solely in the courts of New York County, New York or the federal courts for the U.S. for the Southern District of New York, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

17.7.	Section 409A

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

17.8.	Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

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17.9.	Transferability of Awards

17.9.1.	Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.9.2.	Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights, or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10.	Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable, and dividends on Restricted Shares shall be subject to the same restrictions as the restrictions to which their underlying Shares are subject.

17.11.	Data Protection

A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased, or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

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17.12.	Claims Limitation Period

Any Grantee who believes he or she is being denied any benefit or right under this Plan or under any Award or Award Agreement may file a written claim with the Board. Any claim must be delivered to the Board within six months of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Board, or its designee, generally will notify the Grantee of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Board does not respond in writing within 180 days of the date the written claim is delivered to the Board. The Board’s decision is final and conclusive and binding on all Persons. No lawsuit or arbitration relating to this Plan may be filed or commenced before a written claim is filed with the Board and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

17.13.	Company Cancellation Right

Subject to applicable law, if the Fair Market Value for Shares subject to any Option or SAR is more than 50% below their exercise price for more than 90 consecutive business days, the Board unilaterally may declare the Option or SAR terminated, effective on the date the Board provides written notice to the Grantee. The Board may take such action with respect to any or all Options and SARs granted under the Plan and with respect to any individual Grantee or class(es) of Grantees.

17.14.	Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until,” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes,” and “including” (and the like) mean “include, without limitation,” “includes, without limitation,” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document, or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document, or set of documents, shall mean such agreement, plan, policy, form, document, or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions, or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with generally accepted accounting principles.

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ANAVEX LIFE SCIENCES CORP.

PROXY FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 5, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ANAVEX LIFE SCIENCES CORP., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of 2019 Annual Meeting of Stockholders and Proxy Statement dated February , 2019 and hereby appoints Christopher Missling, PhD, with full power of substitution, as attorney-in-fact and proxy for, and in the name and place of, the undersigned, and hereby authorizes him to represent and to vote all of the shares which the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders of the Company to be held on April 5, 2019, at 10:00 am, local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022-6030, and at any adjournments thereof, upon the matters as set forth in the Notice of the 2019 Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE 2019 ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 3 AND 4 AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be signed on the reverse side)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held April 5, 2019. The Proxy Statement and our 2018 Annual Report are available at: http://www.viewproxy.com/Anavex/2019

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2, 3 and 4. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

☐ 01 Christopher Missling, PhD
☐ 02 Athanasios Skarpelos
☐ 03 Elliot Favus, MD
☐ 04 Steffen Thomas, PhD
☐ 05 Peter Donhauser, D.O.
☐ 06 Claus van der Velden, PhD

☐ FOR ALL THE DIRECTOR-NOMINEES ☐ WITHHOLD AUTHORITY FOR DIRECTOR-NOMINEES ☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)

__Instructions:__ To withhold authority to vote for any individual director-nominee(s), mark "FOR ALL EXCEPT" and check the box next to each nominee(s) you wish to withhold.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

__Please date, sign and mail your proxy card in the envelope provided as soon as possible.__

Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Date ____________________

Signature ____________________

Signature ____________________
(Joint Owners)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend the Annual Meeting ☐

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

__INTERNET__

Vote Your Proxy on the Internet:

Go to __www.AALVote.com/AVXL__

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

__TELEPHONE__

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

__MAIL__

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.